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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

IN CONNECTION WITH THE ANNUAL REPORT OF PAYLESS SHOESOURCE, INC. (THE "COMPANY") ON FORM 10-K FOR THE PERIOD ENDING JANUARY 28, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, MATTHEW
E. RUBEL, CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT TO MY KNOWLEDGE:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: April 7, 2006

/s/ Matthew E. Rubel
--------------------
Matthew E. Rubel
Chief Executive Officer and President

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